UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

Wolverine World Wide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-06024	38-1185150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive Rockford, Michigan	49351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 1, 2012, Wolverine World Wide, Inc. (the “Company”) announced that it, along with Blum Capital Partners and Golden Gate Capital, had agreed to acquire Collective Brands, Inc. A copy of the press release containing the joint announcement is attached hereto as Exhibit 99.l, and a copy of the press release announcing the Company’s agreement to acquire Collective Brands, Inc.’s Performance + Lifestyle Group is attached hereto as Exhibit 99.2. This Current Report on Form 8-K and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Joint Press Release dated May 1, 2012, announcing the Company’s agreement, along with Blum Capital Partners and Golden Gate Capital, to acquire Collective Brands, Inc.

99.2	Press Release dated May 1, 2012, announcing the Company’s agreement to acquire Collective Brands, Inc.’s Performance + Lifestyle Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2012	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ R. Paul Guerre
R. Paul Guerre General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Document
99.1	Joint Press Release dated May 1, 2012, announcing the Company’s agreement, along with Blum Capital Partners and Golden Gate Capital, to acquire Collective Brands, Inc.

99.2	Press Release dated May 1, 2012, announcing the Company’s agreement to acquire Collective Brands, Inc.’s Performance + Lifestyle Group.

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